UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2010
GANNETT CO., INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6961	16-0442930

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia	22107-0910

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (703) 854-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 15, 2010, Gannett Co., Inc. reported its consolidated financial results for the third quarter and year-to-date period ended September 26, 2010. A copy of this press release is furnished with this report as an exhibit.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
See Index to Exhibits attached hereto.

SIGNATURE
Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.
Date: October 15, 2010	By:	/s/ George R. Gavagan
George R. Gavagan
Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Gannett Co., Inc. Earnings Press Release dated October 15, 2010.